UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2015

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(312) 565-5700

Former name or former address, if changed since last report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2015, the Federal Home Loan Bank of Chicago (the “Bank”) received notification from Diane M. Aigotti that she has been elected to serve on the board of directors of a member of the Bank effective as of that date. By regulation, the Bank’s independent directors cannot be an officer or director of a Bank member. Therefore, effective July 24, 2015, Ms. Aigotti is no longer eligible to serve as an independent director and will no longer be a member of the Bank’s Board of Directors.

For more information on the required qualifications for independent directors, see “Nomination of Independent Directors” on page 86 in the Bank’s 2014 Form 10-K.

Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Chicago

Date: July 27, 2015	By: /s/ Peter E. Gutzmer
Peter E. Gutzmer Executive Vice President, General Counsel & Corporate Secretary